EXHIBIT 10.1

AMENDMENT NUMBER THREE AND CONSENT

        This AMENDMENT NUMBER THREE AND CONSENT (this "Amendment") is entered into as of July 11, 2005, by the lenders identified on the signature pages hereof (the "Lenders"), WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors and assigns, if any, in such capacity, "Agent"; and together with the Lenders, the "Lender Group"), EVERGREEN INTERNATIONAL AVIATION, INC., an Oregon corporation ("Parent"), and each of Parent’s Subsidiaries identified on the signature pages hereof (such Subsidiaries are referred to hereinafter each individually as a "Borrower" and individually and collectively, jointly and severally, as the "Borrowers"), with reference to the following:

        WHEREAS, Parent, Borrowers, and the Lender Group are parties to that certain Loan and Security Agreement, dated as of May 13, 2004, as amended by that certain Amendment Number One to Loan and Security Agreement ("Amendment No. 1"), dated as of June 14, 2004, and that certain Amendment Number Two and Waiver to Loan and Security Agreement, dated as of June 14, 2005 ("Amendment No. 2") (as further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement");

        WHEREAS, the 747 Financing (as defined in the Amendment No. 2) for the Designated 747s has been obtained and consists of the acquisition by Ventures Acquisition of the Designated 747s and the lease by Ventures Acquisition of the Designated 747s to Evergreen Airlines pursuant to the Ventures Leases;

        WHEREAS, Ventures Acquisition is an Affiliate of Borrowers and the Ventures Leases are not permitted under Section 7.13 of the Loan Agreement; and

        WHEREAS, Borrowers have requested that the Lender Group consent to the Ventures Leases and the Lender Group is willing to consent, but only on the terms and conditions set forth herein and subject to the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt mid sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

    1.        Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

    2.        Consent. Effective as of the Amendment No. 3 Effective Date, the Agent and the Required Lenders hereby consent to the 747 Financing so long as such financing is in accordance with the terms of the 747 Financing Documents as of the date hereof

    3.        Amendments to Loan Agreement and Schedules to Loan Agreement.

(a) Section 1.1) of the Loan Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

""747 Financing" means the financing of the Designated 747s pursuant to the 747 Financing Documents."

""747 Financing Documents" means (a) the Aircraft Sale and Purchase Agreement, dated July 1, 2005, between Avion Group hf d/b/a Air Atlanta Icelandic and Ventures Acquisition, (b) the Ventures Loan Agreement, (c) the Mortgage and Security Agreement, dated as of July 11, 2005, by and between Ventures Acquisition, as mortgagor and Landsbanki Íslands HF., as mortgagee, and (d) the Ventures Leases."

""Amendment No. 3" means that certain Amendment Number Three and Consent, dated as of July 11, 2005."

""Amendment No. 3 Effective Date" has the meaning set forth in Amendment No. 3."

""Designated 747s" means two 747-230SF airplanes (serial number 23286, Icelandic registration mark TF-AMF and serial number 23287, German registration mark D-ABZA)."

""Smith Stock Pledge Agreement" means a stock pledge agreement, in form and substance satisfactory to Agent, executed and delivered by Mr. Delford M. Smith."

""Ventures Acquisition" means Ventures Acquisition Company, LLC, a Delaware limited liability company."

""Ventures Leases" means those certain Aircraft Leases for the Designated 747s, dated as of July 11, 2005, by and between Ventures Acquisition, as lessor, and Evergreen Airlines, as lessee.

""Ventures Loan Agreement" means the Loan Agreement, dated as of July 11, 2005, by and between Ventures Acquisition, as borrower, Holdings, as guarantor, and Landsbanki Íslands HF., as lender.

(b) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Loan Documents" in its entirety and replacing it with the following:

""Loan Documents" means this Agreement, the Aircraft Security Agreement, the Bank Product Agreements, the Borrower Stock Pledge Agreement, the Cash Management Agreements, the Control Agreements, the Smith Stock Pledge Agreement, the Disbursement Letter, the Fee Letter, the Finova Consent, the Guarantor Security Agreement, the Guarantor Stock Pledge Agreement, the Guaranty, the Intercompany Subordination Agreement, the Intercreditor Agreement, the Letters of Credit, the Mortgages, the Stock Pledge Agreement, the Tax/Litigation

Letter Agreement, the Trademark Security Agreement, any note or notes executed by a Borrower in connection with this Agreement and payable to a member of the Lender Group, and any other agreement entered into, now or in the future, by any Borrower and the Lender Group in connection with this Agreement."

(c) Section 6.3(d) of the Loan Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

"(d) (i) within 21 days of the Amendment No. 3 Effective Date, copies of Borrowers’ Projections (after giving effect to the transactions contemplated by the 747 Financing) for the fiscal year ending February 28, 2006 on a month by month basis in form and substance (including as to scope and underlying assumptions) satisfactory to Agent, in its Permitted Discretion, certified by the chief financial officer of Parent as being such officer’s good faith estimate of the financial performance of Parent and its Subsidiaries during the period covered thereby and (ii) as soon as available, but in any event within 30 days prior to the start of each of Parent’s fiscal years, copies of Borrowers’ Projections, in form and substance (including as to scope and underlying assumptions) satisfactory to Agent, in its Permitted Discretion, for the forthcoming fiscal year, month by month, certified by the chief financial officer of Parent as being such officer’s good faith estimate of the financial performance of Parent and its Subsidiaries during the period covered thereby,"

(d) Section 7.7(c) of the Loan Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

"(c) Amend, modify or otherwise change its Governing Documents, including by the filing or modification of any certificate of designation, or any agreement or arrangement entered into by it with respect to any of its Stock (including any shareholders’ agreement), or enter into any new agreement with respect to any of its Stock, (ii) Amend, modify or otherwise change the 747 Financing Documents, (iii) Amend, modify or otherwise change any other Material Contract, except any such amendments, modifications or changes or any such new agreements or arrangements pursuant to this paragraph (c) that, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change or are expressly permitted by paragraph (b)."

(e) Section 7.13) of the Loan Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

"7.13 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any transaction with any Affiliate of any Borrower except for (a) transactions that (i) are in the ordinary course of Borrowers'

business, (ii) are upon fair and reasonable terms, (iii) if they involve one or more payments by Patent, any Borrower or any of their respective Subsidiaries in excess of $100,000, are fully disclosed to Agent, and (iv) are no less favorable to Parent, Borrowers or their respective Subsidiaries, as applicable, than would be obtained in an arm’s length transaction with a non-Affiliate; (b) Investments in Affiliates that are Permitted Investments; (c) the transactions evidenced by the agreements set forth on Schedule 7.13 (but excluding any amendment, restatement, supplement, or modification thereto), (d) licenses of intellectual property between or among Borrowers, and (e) so long as no Event of Default shall have occurred and be continuing, the reimbursement by Evergreen Airlines of reasonable out-of-pocket transaction costs incurred by Ventures Acquisition in connection with the 747 Financing and the Ventures Leases and out-of-pocket expenses incurred by Ventures Acquisition as a result of Evergreen Airlines’ operation and maintenance of the Designated 747s."

    4.        Agreements Relating to the 747 Financing. Effective as of the Amendment No. 3 Effective Date, the 747 Financing shall be deemed to have closed in accordance with Section 4(a) of the Amendment No. 2 and Borrowers shall no longer be required to comply with the obligation set forth in the last sentence of Section 4(d) of the Amendment No. 2.

    5.        Conditions Precedent to Amendment. This Amendment shall become effective (the "Amendment No. 3 Effective Date") only upon satisfaction in full in the judgment of the Lenders of each of the following conditions:

    (a)        Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.

    (b)        Agent shall have received the Reaffirmation and Consent in the form of Exhibit A hereto, duly executed by the Guarantors, and the same shall be in full force and effect.

    (c)        Agent shall have received evidence in form and substance satisfactory to Agent that the $2,000,000 advance payment previously made with respect to the Designated 747s shall have been refunded to Borrowers.

    (d)        Agent shall have received the Smith Stock Pledge Agreement, in form and substance satisfactory to Agent, duly executed by Mr. Delford M. Smith.

    (e)        Agent shall have received the results of lien searches against Mr. Delford M. Smith from all applicable jurisdictions, which shall evidence that there are no liens of record against the Stock of Ventures Acquisition.

    (f)        The Lenders shall have received copies of all financing proposals received by the Borrowers or their Affiliates with respect to the 747 Financing.

    (g)        Agent shall have received copies of the 747 Financing Documents, certified by an officer of Evergreen Airlines as being true and correct.

    (h)        The 747 Financing shall have been consummated in accordance with the 747 Financing Documents.

    (i)        The representations and warranties herein and in the Loan Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

    (j)        No Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein.

    (k)        No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force and effect by any Governmental Authority against any Borrower, any Guarantor, Agent, or any Lender.

    6.        Covenants. Borrowers hereby covenant and agree that within 14 days of the date hereof they will deliver to Agent an amendment to financing statement number 6780854 filed by U.S. Bank National Association with the Oregon Secretary of State which restates the collateral description in a manner reasonably satisfactory to Agent and Lenders {the failure to do so constituting an immediate Event of Default).

    7.        Representations and Warranties.

    (a)        Parent and each Borrower represents and warrants to the Lender Group that the execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended hereby, are within its powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected.

    (b)        This Amendment has been duly executed and delivered by or on behalf of Parent and each Borrower.

    (c)        This Amendment constitutes a legal, valid and binding obligation of Parent and each Borrower enforceable against Parent and each Borrower in accordance with its terms.

    (d)        No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.

    (e)        No action, claim or proceeding is now pending or, to the knowledge of Parent or any Borrower, threatened against any Parent or any Borrower, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, (i) which challenges Parent’s or any Borrower’s right, power, or competence to enter into this Amendment or, to the extent applicable, perform any of its obligations under this Amendment, the Loan Agreement as amended hereby or any other Loan Document, or the validity or enforceability of this Amendment, the Loan Agreement as amended hereby or any other Loan Document or any action taken under this Amendment, the Loan Agreement as amended hereby or any other Loan Document or (ii) that has a reasonable risk of being determined adversely to Parent or any Borrower and that, if so determined, could reasonably be expected to have a Material Adverse Effect after giving effect to this Amendment.

    (f)        The representations and warranties of Parent and Borrowers contained in the Loan Agreement and each other Loan Document shall be true and correct on and as of the Amendment No. 3 Effective Date with the same effect as if such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct as of such earlier date.

    8.        Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

    9.        Release. Each Borrower and each Guarantor hereby waives, releases, remises and forever discharges each Agent and each Lender, each of their respective Affiliates, and each of the officers, directors, employees, and agents of each Lender, the Agent and their respective Affiliates (collectively, the "Releasees"), from any and all: claims, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, matured or unmatured, fixed or contingent, which any Borrower or any Guarantor ever had from the beginning of the world, now has or might hereafter have against any such Releasee which relates, directly or indirectly to the Loan Agreement, any other Loan Document or to any acts or omissions of any such Releasee. As to each and every claim released hereunder, each Borrower and each Guarantor hereby represents that it has received the advice of legal counsel with regard to The releases contained herein, and having been so advised, each of them specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:

"A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

        As to each and every claim released hereunder, each Borrower and each Guarantor also waives the benefit of each other similar provision of applicable federal or state law (including without limitation the laws of the stale of New York and the state of Oregon), if any, pertaining to general releases after having been advised by their legal counsel with respect thereto.

    10.        Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

    11.        Effect on Loan Documents.

    (a)        The Loan Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Loan Agreement or any other Loan Document. The waivers, consents and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Documents and shall not operate as a consent to any further or other matter under the Loan Documents.

    (b)        Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

    (c)        To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

    (d)        This Amendment is a Loan Document.

    12.        Entire Agreement. This Amendment embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous agreements or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

[Signature Pages Follow]

        IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

EVERGREEN INTERNATIONAL AVIATION, INC., an Oregon corporation

By: /s/ John A. Irwin
Title: Chief Financial Officer

EVERGREEN INTERNATIONAL AIRLINES, INC., an Oregon corporation

By: /s/ John A. Irwin
Title: Treasurer

SYS-TEMS LOGISTIX, INC., a Delaware corporation.

By: /s/ John A. Irwin
Title: Treasurer

EVERGREEN AIR CENTER, INC, an Oregon corporation

By: /s/ Gwenna R. Wootress
Title: Secretary

EVERGREEN HELICOPTERS, INC., an Oregon corporation.

By: /s/ John A. Irwin
Title: Treasurer

EVERGREEN AIRCRAFT SALES AND LEASING CO., a Nevada corporation.

By: /s/ John A. Irwin
Title: Treasurer

Signature Page to
Amendment Number Three and Consent

EVERGREEN AVIATION GROUND LOGISTICS ENTERPRISE, INC., a Delaware corporation.

By: /s/ John A. Irwin
Title: Treasurer
EVERGREEN HELICOPTERS INTERNATIONAL, INC., a Texas corporation

By: /s/ John A. Irwin
Title: Treasurer

EVERGREEN EQUITY, INC., a Nevada corporation

By: /s/ John A. Irwin
Title: Treasurer

EVERGREEN HELICOPTERS OF ALASKA, INC., an Alaska corporation

By: /s/ John A. Irwin
Title: Treasurer

WELLS FARGO FOOTHILL, INC., a California corporation, as Agent and as a Lender

By: /s/ Thomas Forbath
Title: VP/Senior Account Executive

ABLECO FINANCE, LLC, a Delaware limited liability company, on behalf of itself and its affiliate assigns, as a Lender

By: /s/ Kevin Genda
Title: Senior Vice President

Signature Page to
Amendment Number Three and Consent

EXHIBIT A

REAFFIRMATION AND CONSENT

Dated as of July11 2005

        Reference hereby is made to that certain Amendment Number Three and Consent, dated as of the date hereof (the "Amendment"), among the lenders signatory thereto (the "Lenders"), WELLS FARGO FOOTHILL, INC., as arranger and administrative agent for the Lenders ("Agent"), and EVERGREEN INTERNATIONAL AVIATION, INC., an Oregon corporation ("Parent"), and each of Parent’s Subsidiaries identified on the signature pages thereof (such Subsidiaries are referred to hereinafter each individually as a "Borrower" and individually and collectively, jointly and severally, as the "Borrowers"). Capitalized terms used herein shall have the meanings ascribed to them in that certain Loan and Security Agreement, dated as of May 13, 2004 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), among Borrowers, Agent, and the Lenders. Each of the undersigned hereby (a) represents and warrants that the execution and delivery of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) consents to the amendment of the Loan Agreement set forth in the Amendment and any waivers granted therein; (c) acknowledges and reaffirms all obligations owing by it to the Lender Group under any Loan Document to which it is a party; (d) agrees that each Loan Document to which it is a party is and shall remain in full force and effect, and (e) ratifies and confirms its consent to any previous amendments of the Loan Agreement and any previous waivers granted with respect to the Loan Agreement. Although each of the undersigned have been informed of the matters set forth herein and have acknowledged and agreed to same, each of the undersigned understands that the Lender Group shall have no obligation to inform the undersigned of such matters in the future or to seek the undersigned’s acknowledgement or agreement to future amendments, waivers, or modifications, and nothing herein shall create such a duty. Each of the undersigned agrees that it is subject to and bound by the Release contained in Section 7 of the Amendment.

        Notwithstanding anything contained herein to the contrary, (a) this Reaffirmation and Consent is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee (the "Owner Trustee"), under the Trust Agreement in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Owner Trustee is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust Estate (as defined in the Trust Agreement) and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Owner Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Trustee under this Reaffirmation and Consent or the other related documents.

C-I

        IN WITNESS WHEREOF, the undersigned have executed this Reaffirmation and Consent as of the date first set forth above.

EVERGREEN HOLDINGS, INC., an Oregon corporation

By: /s/ John A. Irwin
Title: Chief Financial Officer

EVERGREEN INTERNATIONAL AVIATION, INC., an Oregon corporation

By: /s/ John A. Irwin
Title: Chief Financial Officer

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as the owner trustee of The 1986 Trust

By: /s/ Tira L. Johnson
Title: Financial Services Officer

[Signature Page to Reaffirmation
and Consent]